UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number 811-22493

Ramius IDF Master Fund LLC
599 Lexington Avenue
19th Floor
New York, NY  10022
(Address of principal executive offices)

Stuart Davies
Chief Executive Officer
Ramius Alternative Solutions LLC
599 Lexington Avenue, 19th Floor
New York, NY  10022
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 845-7900

Date of fiscal year end: March 31

Date of reporting period: December 31, 2014

Item 1. Schedule of Investments.

Ramius IDF Master Fund LLC
Schedule of Investments - December 31, 2014 (Unaudited)

INVESTMENT OBJECTIVE AS A PERCENTAGE OF TOTAL INVESTMENT FUNDS
Percentages are as follows:

Investments in Investment Funds - 94.4%	Cost	Fair Value	% of Members' Equity-Net Assets	Liquidity

Credit Based
Aristeia Partners, LP (a)	$2,200,000	$2,023,890	4.7%	(c)
Chatham Asset Partners High Yield Fund, LP (a)	1,550,000	1,816,450	4.3%	(c)
Waterfall Eden Fund, LP (a)	2,000,000	2,311,682	5.4%	(c)
Total Credit Based Funds	5,750,000	6,152,022	14.4%

Event Driven
Cevian Capital II LP (a)	1,150,000	1,328,729	3.1%	(c)
Jet Capital Concentrated Fund, LP (a)	1,750,000	2,053,763	4.8%	(b)
Luxor Capital Partners, LP (a)	937,500	949,009	2.2%	(c)
Magnetar Global Event Driven Fund LLC(a)	1,550,000	1,767,980	4.1%	(c)
Oceanwood Global Opportunities Fund, LP(a)	2,150,000	2,400,436	5.6%	(c)
Trian Partners, LP (a)	1,400,000	1,906,334	4.5%	(c)
Total Event Driven Funds	8,937,500	10,406,251	24.3%

Global Macro
Caxton Global Investments (USA) LLC (a)	2,300,000	2,531,351	5.9%	(c)
Pharo Macro Fund, Ltd.(a)	1,500,000	1,594,179	3.7%	(c)
Prologue Delaware Feeder Fund, LP (a)	1,550,000	1,577,569	3.7%	(c)
Total Global Macro Funds	5,350,000	5,703,099	13.3%

Hedged Equity
Amazon Market Neutral Fund Ltd. (a)	1,800,000	1,819,105	4.2%	(b)
Ascend Partners Fund II, LP (a)	2,500,000	2,742,492	6.4%	(b)
Atlas Institutional Fund, LLC (a)	2,250,000	2,704,768	6.3%	(c)
Criterion Horizons Fund, LP (a)	2,000,000	2,302,465	5.4%	(b)
ESG Cross Border Equity Fund, LP (a)	950,000	1,021,057	2.4%	(c)
Marcato, LP(a)	1,000,000	1,232,735	2.9%	(c)
PFM Diversified Fund, LP(a)	1,700,000	1,740,521	4.1%	(c)
Tiger Consumer Partners, LP(a)	1,050,000	1,085,438	2.5%	(c)
Total Hedged Equity Funds	13,250,000	14,648,581	34.2%

Managed Futures
BlueTrend Fund LP (a)	1,500,000	1,507,373	3.5%	(b)
Total Managed Futures Funds	1,500,000	1,507,373	3.5%

Multi-Strategy
AQR Delta Fund II, LP (a)	1,750,000	2,017,555	4.7%	(b)
Total Multi-Strategy Funds	1,750,000	2,017,555	4.7%
Total Investments in Investment Funds (cost $36,537,500)		40,434,881	94.4%
Other Assets in Excess of Liabilities		2,418,314	5.6%
Members' Equity		$42,853,195	100.0%

(a)	Non-income producing.
(b)	The Investment Fund has monthly liquidity.
(c)	The Investment Fund has quarterly liquidity.

The accompanying notes are integral parts of these Schedule of Investments.

As required by ASC 820 Fair Value Measurements, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.  Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date.  Fair Value Measurements established a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.  Various inputs are used in determining the value of the Master Fund’s investments. The inputs are summarized in the three broad levels listed below:

•     Level 1 – quoted prices for active markets for identical securities.  An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

•     Level 2 – other significant observable inputs or investments that can by fully sold or redeemed at the net asset value in the “near term” which is defined as liquidity of 90 days or less after lock-up period restrictions, if any.

•     Level 3 – significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the net asset value in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than 30 days.

The Master Fund’s investments consist primarily of investments in Investment Funds.  The Investment Funds calculate net asset value per share (or its equivalent member units or ownership interest in members’ capital).  The Investments may be classified as Level 2 when market information (observable net asset values) are available, yet the investment is not traded in an active market and/or the investment is subject to transfer restrictions, or the valuation is adjusted to reflect illiquidity and/or non-transferability.  Market information, including observable net asset values, subscription and redemption activity at the underlying Investment Fund, and the length of time until the investment will become redeemable is considered when determining the proper categorization of the investment’s fair value measurement within the fair valuation hierarchy.  The Investment Fund investments that have observable market inputs (published net asset values) and that the Master Fund has the ability to redeem within three months of the balance sheet date are classified in the fair value hierarchy as Level 2.

The Master Fund’s investments in the Investment Fund that have unobservable inputs and/or from which the Master Fund does not have the ability to redeem within three months are classified in the fair value hierarchy as Level 3.  When observable prices are not available for these securities, the Adviser uses the market approach, as defined in the authoritative guidance on fair value measurements, to evaluate or adjust the fair value of such Level 3 instruments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the Master Fund’s perceived risk of that investment.

The following is a summary of the inputs used to value the Master Fund’s net assets as of December 31, 2014.  The Fund’s policy is to recognize transfers between Levels at their value as of the end of the annual reporting period.

	Level 1	Level 2	Level 3	Total
Investment Funds*	$-	$40,434,881	$-	$40,434,881
Total	$-	$40,434,881	$-	$40,434,881

*	Please see the Schedule of Investments for Investment Funds’ Classification Levels
*	All level 3 securities were valued using practical expedient and have been classified as level 3 based on redemption terms

The categorization of investments amongst Levels 1 through 3 does not reflect the fact that many of the underlying investments held by the Investment Funds included in Level 3, if owned directly by the Master Fund, may be classified as Level 1 investments.

The following table includes a roll-forward of the amounts for the quarter ended December 31, 2014 for the investments classified within Level 3.  The classification of an investment within Level 3 is based on the unobservable inputs to the overall fair value measurement.  The level classifications in the table are not indicative of the risk associated with the investment in each Investment Fund.

Investments	Balance as of April 1, 2014	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Gross Sales	Net Transfer In	Net Transfer Out	Balance as of December 31, 2014
Investment Funds	$1,361,451	$-	$-	$-	$-	$1,699,590	$3,061,041	$-
Total Investments	$1,361,451	$-	$-	$-	$-	$1,699,590	$3,061,041	$-

The amount of the net change in unrealized appreciation/(depreciation) for the period ended December 31, 2014 relating to investments in Level 3 assets still held at December 31, 2014 is $0, which is included as a component of net change in accumulated unrealized appreciation/(depreciation) on investments.  The transfer to Level 2 is due to Jet Capital Concentrated Fund, LP and Cevian Capital II LP’s restriction periods expiring.  The transfer in to Level 3 was due to Jet Capital Concentrated Fund, LP having a restriction period through 9/30/15.  The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period.  All transfers out of Level 3 and into Level 2 can be found in the Level 3 rollforward.

Investment Funds - Liquidity Terms

Investment Category	Fair Value	Redemption Frequency	Range of Notice Period	Range of Redemption Restriction Terms
Credit Based(a)	$6,152,022	Quarterly	45-90 Days	0-1 Year; Up to 7% redemption fee
Event Driven(b)	10,406,251	Monthly-Quarterly	30-90 Days	0-2 Years; Up to 6% redemption fee
Global Macro(c)	5,703,099	Quarterly	30-80 Days	0-1 Year; Up to 3% redemption fee
Hedged Equity(d)	14,648,581	Monthly-Quarterly	45-65 Days	0-1 Year; Up to 4% redemption fee
Managed Futures(e)	1,507,373	Monthly	60 Days	0-1 Year; no redemption fee
Multi-Strategy(f)	2,017,555	Monthly	60 Days	0-1 Year; no redemption fee

*	The information summarized in the preceding table represents the general terms for the specified asset strategy. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most of the Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms. Additional details on the terms and restrictions for each Investment Fund are included on the Schedule of Investments included with this report. The Master Fund’s investments reflect their estimated fair value.

As noted below, the Investment Managers with which the Master Fund invests may use leverage.  In addition, the Master Fund may borrow funds on a secured or unsecured basis, primarily to provide liquidity as further described below.  Under normal market conditions, the Master Fund intends to invest the majority of its total assets in Investment Funds.  Although it does not currently intend to do so, the Master Fund also may invest a portion of its assets directly pursuant to investment advisory agreements, granting the Investment Managers discretionary investment authority on a managed account basis.  In addition, to facilitate the efficient investment of the Master Fund's assets, separate Investment Funds, which would be managed by one or more Investment Managers, may be created by the Master Fund.  Generally, with respect to any such Investment Fund, the applicable Investment Manager will serve as general partner and the Master Fund will be the sole limited partner.  Investment Managers who manage assets directly for the Master Fund on a managed account basis or through such separate Investment Funds are collectively referred to as "Subadvisers," and the accounts and Investment Funds managed by Subadvisers are collectively referred to as "Subadvisory Accounts."  Retention of a Subadviser would require approval of the Board of Managers and of a majority (as defined in the 1940 Act) of the Master Fund's outstanding voting securities; provided, that contract owners and policy holders will not have the right to approve the retention of a Subadviser or hold any other voting rights with respect to the Feeder Fund or the Master Fund.

(a)Credit-Based:  This strategy aims to generate return via positions in the credit-sensitive sphere of the fixed income markets. The strategy generally involves the purchase of corporate bonds with hedging of the interest exposure.  Investment Managers can generally purchase any type of security in the capital structure, including companies suffering financial distress.  These instruments can include a myriad of securities such as corporate bonds, mortgages, suppliers' claims and bank loans.  Credit and other derivatives are used for hedging purposes.  The portfolios in this strategy normally have low interest rate exposure.  Leverage tends to be low to moderate.  The same investment styles employed with equity-based strategies (directional, hedged and opportunistic trading) are used with respect to fixed-income securities by such Investment Managers, except that the underlying securities and other instruments employed are largely debt/fixed-income rather than equity securities.

Both the equity-based and credit-based Investment Funds described above may invest a percentage of their assets outside the U.S. or may concentrate their investments in a particular region, sector or industry, or in companies of a specific market capitalization size.  Investment Managers may lean toward or utilize exclusively a growth or value orientation, while others may employ a combination of growth and value orientation in selecting securities.  Investment Funds that invest in emerging markets incorporate equity and/or credit based investment strategies in the underlying equity and credit markets, including sovereign fixed income markets of developing countries.  The investment styles employed across such countries can include directional hedged and to a lesser degree trading based investment styles.

(b)Event-Driven Funds:  This category includes Investment Managers employing strategies that involve investing in opportunities created by significant corporate events, such as mergers, acquisitions or other special situations which alter a fund's financial structure or operating strategy: restructuring, liquidations, spin-offs, etc.  Risk management and hedging techniques may be employed in an attempt to protect the portfolio from deals that fail to materialize.  In addition, accurately forecasting the timing of a transaction is an important element impacting the realized return.  The use of leverage may vary considerably.  The two broad categories investments will be made are equity based and debt orientated event-driven investments.  Positions may be taken in related securities of different companies or in different securities of the same issuer (such as equity/fixed-income securities or different types of fixed-income securities) for the purpose of arbitraging differences in their respective prices.

(c)Discretionary Global Macro Hedge Funds: This category includes Investment Funds that typically make leveraged investments on anticipated price movements of stock markets, interest rates, foreign exchange currencies and commodities.  Global macro Investment Managers typically employ a "top-down" global approach and may invest in any market, using any instrument to participate in expected market movements.  These movements may result from forecasted shifts in world economics, political fortunes or global supply and demand for resources, both physical and financial.  Global macro Investment Managers generally create their investment positions by investing in stocks, bonds, futures, options, swaps, currencies and over-the-counter derivatives.  The "discretionary" style is meant to differentiate this subjective approach from a systematic trading approach such as those followed by commodity trading advisors ("CTAs") in connection with futures contracts in areas such as precious metals (gold, silver), grains (soybeans, corn, wheat), equity indexes (S&P futures, Dow futures, NASDAQ 100 futures), soft commodities (cotton, cocoa, coffee, sugar) as well as foreign currency and U.S government bond futures.  CTAs' trades are rules- or strictly quantitatively-based, and are executed predominantly in futures and forward contracts.  Among other things, CTAs can be differentiated by the use of technical and/or fundamental inputs, the frequency of the trading approach, the level of leverage utilized, and the markets traded.  The discretionary global macro strategy typically employs macroeconomic principles as well as price-orientated information to identify dislocations in asset prices on a global basis.  Trades are generally classified as either outright directional or relative value in nature.

(d)Equity Based:    Investment Funds where the Investment Managers construct portfolios consisting of long and short equity positions across global equity markets, with a strong focus on capital preservation and alpha generation, and with leverage commonly employed.  The Investment Manager's stock picking ability, on both the long and the short side, is key to the success of these Investment Funds.  The short positions may be opportunistic or instituted solely for hedging purposes.  Individual stock options may be used in place of a short equity position and equity index options may be used as a portfolio hedge. This classification is very broad, and key factors driving investment performance vary with each investment style as does the expected rate of change in market exposures employed by the Investment Manager.  The dominant investment style that Investment Managers of the Master Fund are expected to employ is described below.

•	Directional Investment Style - This style centers on valuation of the underlying instruments and investment as well as the market as whole to be favorable. In addition the Investment Manager is not expected to change their net market exposure dramatically over a six months time period even as the overall market environment itself changes.

•	Hedged Investment Style - This style is more flexible in the rate of change that such Investment Managers make to the gross and net exposure of their underlying portfolios. A stable and significant degree of dispersion across securities is an important driver of return across an Investment Manager's gross portfolio exposure.

•	Trading Investment Style – A trading investment style seeks to profit from higher levels of realized market volatility giving rise to shorter term price momentum and mean reversion trading opportunities. The Investment Funds typically invest in a portfolio of long and short equity positions, with leverage commonly employed. Investment Managers employ a high degree of flexibility in how they change their overall exposure to the market for both return and risk management reasons.

(e)Managed futures: Investment Funds (often referred to as CTAs or Commodity Trading Advisors) that typically focus on investing in listed bond, equity, commodity futures and currency markets, globally. Managed futures fund managers tend to employ systematic trading programs that largely rely upon historical price data and/or market trends. A significant amount of leverage is often employed since the strategy involves the use of futures contracts. CTAs tend not to have a particular bias towards being net long or net short in any particular market.

(f)Multi-strategy: Investment Funds that generally specialize in convertible bond arbitrage, fixed income arbitrage, distressed securities, event driven and merger arbitrage.  Depending on the opportunities offered by the markets, the fund manager decides which percentage of their capital they intend allocating to the single strategies: this way the fund manager can seek to capture multiple opportunities, without having to invest along a specific strategy that under given market circumstances could prove unprofitable. Another advantage brought by multi-strategy is the diversification of return sources across multiple strategies.

In addition to the above strategies, some multi-strategy funds allocate part of their capital to long/short equity, statistical arbitrage and other minor strategies, like PIPEs or energy trading.

Item 2. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer concluded that the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective based on their evaluation of the Disclosure Controls and Procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications, as required by Rule 30a-2(a) under the 1940 Act, for the Principal Executive Officer and Principal Financial Officer are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ramius IDF Master Fund LLC

By (Signature	/s/ Stuart Davies
and Title)	Stuart Davies
Principal Executive Officer
Date	February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature	/s/ Stuart Davies
and Title)	Stuart Davies
Principal Executive Officer
Date	February 27, 2015

By (Signature	/s/ Stuart Gallin
and Title)	Stuart Gallin
Principal Financial Officer
Date	February 27, 2015